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                                                                    Exhibit 10.7

                             [letterhead of SGBN]



To: The Obligors
    c/o Mattel International Holdings B.V.
    P.O. Box 576
    1180 AN Amstelveen
    The Netherlands

                                                               December 20, 2001


Dear Sirs,

Master Agreement for the Transfer of Receivables dated 30th November, 2001 (the "Master Agreement") between Mattel International Holdings B.V., Mattel France S.A., Mattel GmbH and Societe Generale Bank Nederland N.V.

We refer to the Master Agreement. Terms defined in the Master Agreement shall have the same meaning when used in this letter (unless otherwise defined herein).

We write to set out certain amendments to the Master Agreement which are to be made, which are as follows:

1. In Clause 1.1 of the Master Agreement, the definition of Maximum Amount of the Bank's Funding shall be amended to read as follows:

     ""Maximum Amount of the Bank's Funding"

     means:

     (a) from the first Settlement Date in the month of February to the day preceding the first Settlement Date in the month of August (both dates inclusive) in each year, (Euro)60,000,000; and

     (b)  at any other time,(Euro)150,000,000."

2.   Clause 5.6 of the Master Agreement shall be amended to read as follows:

     "5.6 Transfers by the Bank

          Other than pursuant to Clause 5.5 or Clause 9.2 (Transfers and Deemed Collections), the Bank will not, without the prior written consent of the Obligors (which consent shall not be unreasonably withheld), enter into any assignment or transfer or subrogation of any description with any person (or purport or agree to do so) of any Transferred Receivable or any Related Security or Related Rights."

Save as stated herein the Master Agreement shall remain unamended and in full force and effect.

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The Master Agreement will be amended as set out above upon your countersignature of this letter. Please confirm your agreement to the amendments referred to above by countersigning the enclosed copy of this letter where indicated and returning it to us.

This letter shall be governed by Dutch law.

Yours faithfully

/s/ Nick Volkers
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SOCIETE GENERALE BANK NEDERLAND N.V.


Accepted and agreed

/s/ Joop Van Der Haar
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MATTEL INTERNATIONAL HOLDINGS B.V.


/s/ Joop Van Der Haar
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MATTEL FRANCE S.A.


/s/ Joop Van Der Haar
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MATTEL GmbH